Security Information



Security Purchased
Comparison Security
Comparison Security


CUSIP
02209SAJ2


Issuer
ALTRIA GROUP
INCORPORATED

Underwriters
Barclays Capital, Citigroup,
Deutsche Bank Securities,
Goldman Sachs, HSBC
Securities, JP Morgan,
Santander Investment
Securities, Scotia Capital,
Credit Suisse, Loop Capital
Markets, US Bancorp,
Wachovia Securities,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years


Security
MO 9.25% 08/06/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes

Trade date/Date of Offering
2/3/2009


Total amount of offering sold to QIBs
2,200,000,000


Total amount of any concurrent public offering
0



Total
2,200,000,000


Public offering price
99.881


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%



Rating
Baa1/BBB


Current yield
9.26%


Benchmark vs Spread (basis points)
637bp



Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*



DWS Funds


DWS Bond VIP
DWS
225,000.00
 $     224,732
0.01%


DWS Balanced VIP
DWS
125,000.00
 $     124,851
0.01%


DWS Balanced Fund
DWS
250,000.00
 $     249,703
0.01%


DWS Core Plus Income Fund
DWS
700,000.00
 $     699,167
0.03%


Total

1,300,000
 $  1,298,453
0.06%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information

Security Purchased
Comparison Security
Comparison Security


CuSIP
05523UAJ9


Issuer
BAE Systems Holdings
Incorporated


Underwriters
Barclays Capital, Citigroup,
Goldman Sachs, JP Morgan,
Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
BALN 6.375% 06/01/2019



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/1/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0

Total
1,000,000,000


Public offering price
99.651


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB+

Current yield
6.40%


Benchmark vs Spread (basis points)
275bp






Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds

DWS BALANCED FUND
DWS
535,000.00
 $     533,133
0.05%
3.00%
0.40%
6/2/2009


DWS BALANCED VIP
DWS
145,000.00
 $     144,494
0.01%
3.00%
0.39%
6/2/2009


DWS BOND VIP
DWS
280,000.00
 $     279,023
0.03%
3.00%
0.58%
6/2/2009


DWS CORE FIXED INCOME FUND
DWS
2,200,000.00
 $  2,192,322
0.22%
3.00%
0.35%
6/2/2009


DWS CORE FIXED INCOME VIP
DWS
245,000.00
 $     244,145
0.02%
3.00%
0.36%
6/2/2009



DWS CORE PLUS INCOME FUND
DWS
780,000.00
 $     777,278
0.08%
3.00%
0.51%
6/2/2009



DWS GLOBAL BOND FUND
DWS
315,000.00
 $     313,901
0.03%
3.00%
0.92%
6/2/2009


DWS MULTI MARKET INCOME
TRUST
DWS
1,580,000.00
 $  1,574,486
0.16%
2.48%
0.00%
6/1/2009


DWS STRATEGIC INCOME FUND
DWS
655,000.00
 $     652,714
0.07%
1.87%
0.00%
6/5/2009


DWS STRATEGIC INCOME TRUST
DWS
420,000.00
 $     418,534
0.04%
2.48%
0.00%
6/1/2009


DWS STRATEGIC INCOME VIP
DWS
145,000.00
 $     144,494
0.01%
1.87%
0.10%
6/5/2009


Total

7,300,000
 $  7,274,523
0.73%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security



CUSIP
06406HBL2



Issuer
Bank of New York Mellon


Underwriters
Banc of America Securities
LLC, Credit Suisse, Deutsche
Bank Securities, BNP Paribas,
BNY Mellon Capital, Jackson
Securities, RBC Capital, RBS
Securities, Toussaint Capital,
Utendahl Capital



Years of continuous operation, including predecessors
> 3 years



Security
BK 4.3% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/5/2009


Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.968


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%

Rating
Aa2/AA-e

Current yield
4.30%


Benchmark vs Spread (basis points)
225bp




Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds

DWS Balanced Fund
DWS
620,000.00
 $     619,802
0.06%


DWS Balanced VIP
DWS
170,000.00
 $     169,946
0.02%


DWS Bond VIP
DWS
645,000.00
 $     644,794
0.06%


DWS Core Fixed Income Fund
DWS
2,590,000.00
 $  2,589,171
0.26%



DWS Core Fixed Income VIP
DWS
300,000.00
 $     299,904
0.03%



DWS Core Plus Income Fund
DWS
1,780,000.00
 $  1,779,430
0.18%



DWS Global Bond Fund
DWS
710,000.00
 $     709,773
0.07%



Total

6,815,000
 $  6,812,819
0.68%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the q uarter-end date is listed.




Security Information


Security Purchased
Comparison Security
Comparison Security



CUSIP
111013AH1

Issuer
BRITISH SKY
BROADCASTING


Underwriters
Barclays Capital, BNP
Paribas, Deutsche Bank
Securities Inc, JP Morgan


Years of continuous operation, including predecessors
> 3 years



Security
BSY 9.5% 11/15/18



Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan





Firm commitment underwriting?
Yes



Trade date/Date of Offering
11/17/2008


Total amount of offering sold to QIBs
600,000,000






Total amount of any concurrent public offering
0







Total
600,000,000







Public offering price
99.834







Price paid if other than public offering price
 N/A







Underwriting spread or commission
0.25%







Rating
Baa2/BBB







Current yield
9.52%







Benchmark vs Spread (basis points)
588bp







Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*





DWS Funds



DWS Balanced VIP
DWS
500,000.00
 $     499,405
0.02%



DWS Balanced Fund
DWS
1,500,000.00
 $  1,498,215
0.07%


DWS Core Fixed Income Fund
DWS
6,000,000.00
 $  5,992,860
0.27%



DWS Core Plus Income Fund
DWS
1,555,000.00
 $  1,553,150
0.07%

DWS Bond VIP
DWS
590,000.00
 $     589,298
0.03%



DWS Core Fixed Income VIP
DWS
605,000.00
 $     604,280
0.03%


Total

10,750,000
 $10,737,208
0.49%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






Security Information



Security Purchased
Comparison Security
Comparison Security





CUSIP
14040HAS4



Issuer
Capital One Financial



Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, RBS
Greenwich Capital, Bank of
America Securities, Keefe
Bruyette, RBC Capital
Markets



Years of continuous operation, including predecessors
> 3 years



Security
COF 7.375% 05/23/2014



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/19/2009



Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public offering
0



Total
1,000,000,000



Public offering price
99.511




Price paid if other than public offering price
 N/A




Underwriting spread or commission
0.35%




Rating
Baa1/BBB




Current yield
7.41%



Benchmark vs Spread (basis points)
540bp



Fund Specific Information





Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds




DWS Balanced Fund
DWS
505,000.00
 $     502,531
0.05%




DWS Balanced VIP
DWS
150,000.00
 $     149,267
0.02%




DWS Bond VIP
DWS
540,000.00
 $     537,359
0.05%



DWS Core Fixed Income Fund
DWS
2,090,000.00
 $  2,079,780
0.21%




DWS Core Fixed Income VIP
DWS
240,000.00
 $     238,826
0.02%



DWS Core Plus Income Fund
DWS
1,475,000.00
 $  1,467,787
0.15%



Total

5,000,000
 $  4,975,550
0.50%









^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information




Security Purchased
Comparison Security
Comparison Security



CUSIP
233331AN7


Issuer
DTE Energy Company



Underwriters
Barclays Capital, BNP
Paribas, JP Morgan, Comerica
Securities, Deutsche Bank
Securities, Scotia Capital,
UBS Securities



Years of continuous operation, including predecessors
> 3 years


Security
DTE 7.63% 05/15/2014




Is the affiliate a manager or co-manager of offering?
Co-Manager




Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/6/2009

Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0




Total
300,000,000



Public offering price
100.000







Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.25%




Rating
Baa2/BBB-





Current yield
7.63%

Benchmark vs Spread (basis points)
561bp





Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*





DWS Funds




DWS Balanced Fund
DWS
145,000.00
 $     145,000
0.05%



DWS Balanced VIP
DWS
41,000.00
 $      41,000
0.01%



DWS Bond VIP
DWS
152,000.00
 $     152,000
0.05%


DWS Core Fixed Income Fund
DWS
607,000.00
 $     607,000
0.20%








DWS Core Fixed Income VIP
DWS
68,000.00
 $      68,000
0.02%



DWS Core Plus Income Fund
DWS
420,000.00
 $     420,000
0.14%



DWS Global Bond Fund
DWS
167,000.00
 $     167,000
0.06%


DWS Short Duration Fund
DWS
290,000.00
 $     290,000
0.10%




DWS Short Duration Plus Fund
DWS
3,460,000.00
 $  3,460,000
1.15%



Total

5,350,000
 $  5,350,000
1.78%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the
quarter-end date is listed.




Security Information



Security Purchased
Comparison Security
Comparison Security



CUSIP
315292AE2




Issuer
FerrellGas Prtnr




Underwriters
BoA, JP Morgan, BNP
Paribas, Credit Suisse, DBSI,
Fifth Third Securities, SG
Amereicas Securities, Wells
Fargo Securities




Years of continuous operation, including predecessors
> 3 years




Security
FGP 6.75 05/01/14



Is the affiliate a manager or co-manager of offering?
Co-manager



Name of underwriter or dealer from which purchased
BoA



Firm commitment underwriting?
Yes



Trade date/Date of Offering
7/30/2008



Total amount of offering sold to QIBs
200,000,000


Total amount of any concurrent public offering
0



Total
200,000,000




Public offering price
85.00



Price paid if other than public offering price
 N/A




Underwriting spread or commission
1.75%



Rating
Ba3/B+




Current yield
7.94%







Benchmark vs Spread (basis points)
736bp





Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*





DWS Funds





DWS Core Plus Income Fund
DWS
49,000
 $      48,942
0.00%



DWS Bond VIP
DWS
17,000
 $      16,980
0.00%




Total

66,000
 $      65,921
0.00%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.








Security Information



Security Purchased
Comparison Security
Comparison Security





CUSIP
406216AY7







Issuer
HALLIBURTON
COMPANY







Underwriters
Citigroup, Deutsche Bank
Securities, HSBC Securities,
RBS Greenwich Capital,
Credit Suisse, JP Morgan,
Mitsubishi UFJ Securities,
Banc of America Securities
LLC, Goldman Sachs,
Morgan Stanley, UBS
Securities, DnB Nor Markets,
Lloydds TBS Bank, Scotia
Capital, Standard Chartered
Bank







Years of continuous operation, including predecessors
> 3 years







Security
HAL 7.45% 09/15/39







Is the affiliate a manager or co-manager of offering?
Co-Manager







Name of underwriter or dealer from which purchased
Citigroup







Firm commitment underwriting?
Yes







Trade date/Date of Offering
3/10/2009







Total amount of offering sold to QIBs
1,000,000,000







Total amount of any concurrent public offering
0







Total
1,000,000,000







Public offering price
99.486







Price paid if other than public offering price
 N/A







Underwriting spread or commission
0.88%







Rating
A2/A







Current yield
7.49%







Benchmark vs Spread (basis points)
375bp





Fund Specific Information





Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*





DWS Funds





DWS Balanced VIP
DWS
200,000
 $     198,972
0.02%



DWS Balanced Fund
DWS
500,000
 $     497,430
0.05%



DWS Bond VIP
DWS
400,000
 $     397,944
0.04%



DWS Core Fixed Income Fund
DWS
1,500,000
 $  1,492,290
0.15%



DWS Core Fixed Income VIP
DWS
200,000
 $     198,972
0.02%



DWS Core Plus Income Fund
DWS
1,000,000
 $     994,860
0.10%


DWS Multi Market Income Trust
DWS
765,000.00
 $     761,068
0.08%



DWS Strategic Income Trust
DWS
235,000.00
 $     233,792
0.02%



Total

4,800,000
 $  4,775,328
0.48%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information

Security Purchased
Comparison Security
Comparison Security


CUSIP
459200GN52



Issuer
IBM CORPORATION



Underwriters
Banc of America Securities,
Barclays Capital, Credit
Suisse, Deutsche Bank
Securities, BNP Paribas,
HSBC Securities, Mitsubishi
UFJ Securities, Mizuho
Securities USA, Morgan
Stanley, UBS Securities LLC




Years of continuous operation, including predecessors
> 3 years



Security
IBM 6.5% 10/15/13



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Banc of America Securities



Firm commitment underwriting?
Yes


Trade date/Date of Offering
10/9/2008


Total amount of offering sold to QIBs
1,400,000,000


Total amount of any concurrent public offering
0



Total
1,400,000,000


Public offering price
99.650



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%


Rating
A1/A+


Current yield
6.52%



Benchmark vs Spread (basis points)
388bp




Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds



DWS Core Fixed Income
DWS
3,985,880.00
 $  3,981,137
0.18%



DWS Core Plus Income (US)
DWS
1,195,764.00
 $  1,194,341
0.05%



DWS Bond VIP
DWS
398,588.00
 $     398,114
0.02%



Total

5,580,232
 $  5,573,592
0.25%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information


Security Purchased
Comparison Security
Comparison Security


CUSIP
565849AG1


Issuer
MARATHON OIL
CORPORATION

Underwriters
Banc of America Securities
LLC, Citigroup, Deutsche
Bank Securities, JP Morgan,
Morgan Stanley, BNP Paribas,
Comerica Securities, Credit
Suisse, Daiwa Securities, DnB
Nor Markets, Fifth Third
Securities, Greenwich Capital
Markets, Mitsubishi UFJ
Securities, Mizuho Securities,
Muriel Siebert & Company,
Natcity Investments, Scotia
Capital, SG Americas
Securities, US Bancorp


Years of continuous operation, including predecessors
> 3 years


Security
MRO 6.5% 02/15/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/11/2009

 Total amount of offering sold to QIBs
700,000,000



Total amount of any concurrent public offering
0


Total
700,000,000



Public offering price
99.585


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
Baa1/BBB+



Current yield
6.53%


Benchmark vs Spread (basis points)
487bp


Fund Specific Information

Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*



DWS Funds


DWS Balance Fund
DWS
1,000,000
 $     998,810
0.05%



DWS Balanced VIP
DWS
250,000
 $     249,703
0.01%


DWS Bond VIP
DWS
750,000
 $     749,108
0.03%


DWS Core Plus Income Fund
DWS
2,000,000
 $  1,997,620
0.09%



DWS Short Duration Fund
DWS
340,000.00
 $     339,595
0.02%




DWS Short Duration Plus Fund
DWS
3,080,000.00
 $  3,076,335
0.14%



Total

7,420,000
 $  7,411,170
0.34%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.



*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information


Security Purchased
Comparison Security
Comparison Security


CUSIP
717081DB6



Issuer
PFIZER INCORPORATED


Underwriters
Banc of America Securities
LLC, Barclays Capital,
Citigroup, Credit Suisse,
Deutsche Bank Securities,
Goldman Sachs, HSBC
Securities, JP Morgan,
Mitsubishi UFJ Securities,
RBS Greenwich  Capital,
Santander Investment
Securities, UBS Securities



Years of continuous operation, including predecessors
> 3 years



Security
PFE 6.2% 03/15/19



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes




Trade date/Date of Offering
3/17/2009



Total amount of offering sold to QIBs
3,250,000,000



Total amount of any concurrent public offering
0


Total
3,250,000,000



Public offering price
99.899


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%



Rating
Aa2/AAA



Current yield
6.21%


Benchmark vs Spread (basis points)
325bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*





DWS Funds




DWS Bond VIP
DWS
325,000.00
 $     324,672
0.01%




DWS Core Fixed Income VIP
DWS
275,000.00
 $     274,722
0.01%



DWS Core Fixed Income Fund
DWS
2,500,000.00
 $  2,497,475
0.08%



DWS Balanced VIP
DWS
200,000.00
 $     199,798
0.01%



DWS Balanced Fund
DWS
775,000.00
 $     774,217
0.02%


DWS Core Plus Income Fund
DWS
925,000.00
 $     924,066
0.03%


Total

7,500,000
 $  4,994,950
0.15%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.





Security Information



Security Purchased
Comparison Security
Comparison Security


CUSIP
74251VAB8



Issuer
Principal Financial Group



Citigroup Global Markets,
Credit Suisse, Deutsche Bank
Securities



Years of continuous operation, including predecessors
> 3 years




Security
PFG 7.875% 05/15/2019



Is the affiliate a manager or co-manager of offering?
Co-Manager




Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/18/2009



Total amount of offering sold to QIBs
350,000,000




Total amount of any concurrent public offering
0



Total
350,000,000



Public offering price
100.000





Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%



Rating
A3/BBB+



Current yield
8.88%


Benchmark vs Spread (basis points)
563bp




Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds



DWS BALANCED FUND
DWS
1,170,000.00
 $     175,500
0.33%




DWS BALANCED VIP
DWS
315,000.00
 $     315,000
0.09%



DWS BOND VIP
DWS
600,000.00
 $     600,000
0.17%



DWS CORE FIXED INCOME FUND
DWS
4,800,000.00
 $  4,800,000
1.37%



DWS CORE FIXED INCOME VIP
DWS
525,000.00
 $     525,000
0.15%



DWS CORE PLUS INCOME FUND
DWS
1,690,000.00
 $  1,690,000
0.48%



DWS Short Duration Fund
DWS
960,000.00
 $     960,000
0.27%



DWS Short Duration Plus Fund
DWS
11,540,000.00
 $11,540,000
3.30%


Total

21,600,000
 $20,605,500
6.17%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.




Security Information


Security Purchased
Comparison Security
Comparison Security

CUSIP
771196AU6



Issuer
ROCHE HOLDINGS
INCORPORATED



Underwriters
Banc of America Securities
LLC, Banco Santander,
Barclays Capital, BNP
Paribas, Citigroup, Credit
Suisse, Deutsche Bank
Securities, JP Morgan,
Mitsubishi UFJ Securities,
Morgan Stanley, UBS
Securities, Unibanco
Securities



Years of continuous operation, including predecessors
> 3 years



Security
ROSW 7% 03/01/39



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/18/2009



Total amount of offering sold to QIBs
2,500,000,000



Total amount of any concurrent public offering
0



Total
2,500,000,000




Public offering price
97.278



Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Aa1/AA-



Current yield
7.20%



Benchmark vs Spread (basis points)
365bp




Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds


DWS Balanced Fund
DWS
1,000,000
 $     972,780
0.04%



DWS Balanced VIP
DWS
500,000
 $     486,398
0.02%



DWS Bond VIP
DWS
750,000
 $     729,585
0.03%

DWS Core Plus Income Fund
DWS
2,000,000
 $  1,945,560
0.08%


DWS Global Bond Fund
DWS
1,000,000
 $     972,780
0.04%



DWS Strategic Income Fund
DWS
1,365,000
 $  1,363,376
0.06%


DWS Strategic Income VIP
DWS
300,000
 $     299,643
0.01%


Total

6,915,000
 $  6,770,122
0.29%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security

CUSIP
828807CB1


Issuer
Simon Property Group

Underwriters
Citigroup, Deutsche Bank
Securities, Goldman Sachs,
UBS Securities, Calyon
Securities, ING Financial
Markets, Mitsubishi UFJ,
RBC Capital Markets Scotia
Capital, US Bancorp
Investments

Years of continuous operation, including predecessors
> 3 years


Security
SPG 6.75% 05/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/11/2009



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000


Public offering price
98.960


Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.45%



Rating
A3/A-

Current yield
6.82%


Benchmark vs Spread (basis points)
497bp


Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds


DWS Balanced Fund
DWS
225,000.00
 $     222,660
0.04%



DWS Balanced VIP
DWS
70,000.00
 $      69,272
0.01%



DWS Bond VIP
DWS
240,000.00
 $     237,504
0.04%


DWS Core Fixed Income Fund
DWS
945,000.00
 $     935,172
0.16%



DWS Core Fixed Income VIP
DWS
105,000.00
 $     103,908
0.02%


DWS Core Plus Income Fund
DWS
665,000.00
 $     658,084
0.11%

DWS Global Bond Fund
DWS
250,000.00
 $     247,400
0.04%


Total

2,500,000
 $  2,474,000
0.42%




^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information



Security Purchased
Comparison Security
Comparison Security


CUSIP
87927VAW8



Issuer
Telecom Italia Capital



Underwriters
BNP Paribas, Goldman Sachs
& Co, JP Morgan Securities,
Mitsubishi UFJ Securities
USA, Morgan Stanley,
Deutsche Bank Securities



Years of continuous operation, including predecessors
> 3 years


Security
TITIM 6.175% 06/18/2014




Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley Capital
Services Inc.


Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/15/2009



Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0



Total
1,000,000,000



Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
Baa2/BBB



Current yield
4.57%


Benchmark vs Spread (basis points)
345bp




Fund Specific Information



Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds


DWS Balanced Fund
DWS
270,000.00
 $     270,000
0.03%


DWS Balanced VIP
DWS
80,000.00
 $      80,000
0.01%


DWS Bond VIP Combined
DWS
290,000.00
 $     290,000
0.03%



DWS Core Fixed Income Fund
DWS
1,120,000.00
 $  1,120,000
0.11%


DWS Core Fixed Income VIP
DWS
130,000.00
 $     130,000
0.01%


DWS Core Plus Income Fund
DWS
790,000.00
 $     790,000
0.08%


DWS Global Bond Fund
DWS
320,000.00
 $     320,000
0.03%


DWS Short Duration Fund
DWS
510,000.00
 $     510,000
0.05%

DWS Short Duration Plus Fund
DWS
6,150,000.00
 $  6,150,000
0.62%


Total

9,660,000
 $  9,660,000
0.97%






^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security,
 the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information

Security Purchased
Comparison Security
Comparison Security



CUSIP
872456AA6


Issuer
Telecom Italia



Underwriters
BNP Paribas, Goldman Sachs
& Co, JP Morgan Securities,
Mitsubishi UFJ Securities
USA, Morgan Stanley,
Deutsche Bank Securities



Years of continuous operation, including predecessors
> 3 years


Security
TITIM 7.175% 06/18/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman, Sachs & Co.


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/15/2009



Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public offering
0




Total
1,000,000,000



Public offering price
100.000


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%

Rating
Baa2/BBB


Current yield
5.73%


Benchmark vs Spread (basis points)
345bp





Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*


DWS Funds


DWS Balanced Fund
DWS
260,000.00
 $     260,000
0.03%


DWS Balanced VIP
DWS
70,000.00
 $      70,000
0.01%


 DWS Bond VIP
DWS
275,000.00
 $     275,000
0.03%



DWS Core Fixed Income Fund
DWS
1,050,000.00
 $  1,050,000
0.11%


DWS Core Fixed Income VIP
DWS
120,000.00
 $     120,000
0.01%



DWS Core Plus Income Fund
DWS
750,000.00
 $     750,000
0.08%



DWS Global Bond Fund
DWS
330,000.00
 $     330,000
0.03%



DWS Strategic Income Fund
DWS
1,640,000.00
 $  1,640,000
0.16%


DWS Strategic Income VIP
DWS
360,000.00
 $     360,000
0.04%


Total

4,855,000
 $  4,855,000
0.49%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information



Security Purchased
Comparison Security
Comparison Security


CUSIP
89352HAF6


Issuer
TRANS-CANADA Pipelines


Underwriters
Citigroup, JP Morgan, DBSI,
HSBC, Lazard Capital
Markets, Mizuho Securities
USA, SG Americas Securities



Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.5% 08/15/18



Is the affiliate a manager or co-manager of offering?
Co-manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/6/2008



Total amount of offering sold to QIBs
75,000,000


Total amount of any concurrent public offering
0


Total
75,000,000


Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
A3e/A-e


Current yield
6.51%



Benchmark vs Spread (basis points)
245 bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*



DWS Funds


DWS Core Plus Income Fund
DWS
1,220,000
 $  1,218,548
0.06%


DWS Bond VIP
DWS
920,000
 $     918,905
0.04%


Total

2,140,000
 $  2,137,453
0.10%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased
Comparison Security
Comparison Security


CUSIP
89417EAF6


Issuer
Travelers Cos Incorporated



Underwriters
Banc of America Securities,
Barclays Capital, Deutsche
Bank Securities, Morgan
Stanley


Years of continuous operation, including predecessors
> 3 years


Security
TRV 5.9% 06/02/2019



Is the affiliate a manager or co-manager of offering?
Co-Manager




Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2009



Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
99.560


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.25%




Rating
A2/A-


Current yield
5.93%


Benchmark vs Spread (basis points)
225bp



Fund Specific Information


Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds


DWS Balanced Fund
DWS
325,000.00
 $     323,570
0.07%



DWS Balanced VIP
DWS
100,000.00
 $      99,560
0.02%


DWS Bond VIP
DWS
265,000.00
 $     263,834
0.05%



DWS Core Fixed Income Fund
DWS
1,375,000.00
 $  1,368,950
0.28%




DWS Core Fixed Income VIP
DWS
155,000.00
 $     154,318
0.03%



DWS Core Plus Income Fund
DWS
735,000.00
 $     731,766
0.15%


Total

2,955,000
 $  2,941,998
0.59%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security
, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.